Exhibit (n)(i)(A)

                                                              DATED: MAY 1, 2000
                                                      AMENDED: NOVEMBER 10, 2003

                                    EXHIBIT A
                                     TO THE
                               MULTIPLE CLASS PLAN
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                              INSTITUTIONAL SHARES
                                  TRUST SHARES
                                PREFERRED SHARES
                                  SELECT SHARES
                                 ADVISOR SHARES

     Each of the portfolios of the Fifth Third Funds (the "Trust") set forth below shall be covered by the Multiple Class Plan adopted by the Trust and to which this Exhibit is attached with respect to the Class A Shares, the Class B Shares, the Class C Shares, the Institutional Shares, the Trust Shares, the Select Shares, the Preferred Shares, and the Advisor Shares of such portfolio as indicated:

Fifth Third Balanced Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                      Advisor Shares;

Fifth Third Intermediate Bond Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Prime Money Market Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Disciplined Large Cap Value Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;

Fifth Third Government Money Market Fund;
                    Class A Shares;
                    Institutional Shares;

Fifth Third International Equity Fund;
                    Class A Shares;

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                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Mid Cap Growth Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Intermediate Municipal Bond Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Ohio Municipal Bond Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;

Fifth Third Select Stock Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;

Fifth Third Bond Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Quality Growth Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third  Municipal Money Market Fund;
                    Class A Shares;
                    Institutional Shares;
                    Select Shares;
                    Preferred Shares;
                    Trust Shares;

Fifth Third U.S. Government Bond Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;

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Fifth Third U.S. Treasury Money Market Fund;
                    Institutional Shares;
                    Select Shares;
                    Preferred Shares;
                    Trust Shares;

Fifth Third Technology Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Ohio Tax Exempt Money Market Fund;
                    Class A Shares;
                    Institutional Shares;

Fifth Third Strategic Income Fund;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Multi Cap Value Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Micro Cap Value Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares

Fifth Third Institutional Government Money Market Fund;
                    Institutional Shares;
                    Select Shares;
                    Preferred Shares;
                    Trust Shares;

Fifth Third Institutional Money Market Fund;
                    Institutional Shares;
                    Select Shares;
                    Preferred Shares;
                    Trust Shares;

Fifth Third Michigan Municipal Money Market Fund;
                    Class A Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Small Cap Growth Fund;
                    Class A Shares;
                    Class B Shares;

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                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Large Cap Core Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Equity Index Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;
                    Select Shares;
                    Preferred Shares;
                    Trust Shares;

Fifth Third Short Term Bond Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Michigan Municipal Bond Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Municipal Bond Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third LifeModel Conservative FundSM;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third LifeModel Moderately Conservative FundSM;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

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Fifth Third LifeModel Moderate FundSM;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third LifeModel Moderately Aggressive FundSM;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third LifeModel Aggressive FundSM;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;

Fifth Third Small Cap Value Fund;
                    Class A Shares;
                    Class B Shares;
                    Class C Shares;
                    Institutional Shares;
                    Advisor Shares;